Exhibit 4.02

ACUCELA INC.

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of the 31st day of May, 2006 by and among Acucela Inc., a Washington corporation (the “Company”), and each of the investors listed on Schedule A hereto (each, an “Investor,” and collectively, the “Investors”).

RECITALS

A. The Company and the Investors listed on Schedule A hereto under the heading Series C Investors have entered into a Series C Preferred Stock Purchase Agreement (the “Series C Purchase Agreement”) pursuant to which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company’s Series C Preferred Stock (the “Series C Preferred Stock”). A condition to the Investors’ obligations under the Series C Purchase Agreement is that the Company and each Investor enter into a counterpart of this Agreement in order to provide the Investors with certain rights to register shares of the Company’s Common Stock issuable upon conversion of the Series C Preferred Stock held by the Investors. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Series C Purchase Agreement.

B. The Company and the Investors listed on Schedule A hereto under the heading Series A Investors, each of whom holds shares of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”), and the Investors listed on Schedule A hereto under the heading Series B Investors, each of whom holds shares of the Company’s Series B Preferred Stock (the “Series B Preferred Stock”), are parties to that certain Amended and Restated Investors’ Rights Agreement dated August 31, 2004 (the “Prior Agreement”) and desire to amend and restate the Prior Agreement in its entirety to read as set forth in this Agreement. The Prior Agreement may be amended with the written consent of the Company and holders of a majority of the Registrable Securities (as defined in the Prior Agreement) then outstanding.

C. The Company and the Investors each desire to facilitate the purchase by certain of the Investors of shares of Series C Preferred Stock pursuant to the Series C Purchase Agreement by agreeing to the terms and conditions set forth herein.

AGREEMENT

The parties hereby agree as follows:

1. Registration Rights. The Company and the Investors covenant and agree as follows:

1.1 Definitions. For purposes of this Agreement:

(a) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement or document;

(b) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock or the Series C Preferred Stock and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in clauses (i) and (ii) of this Section 1.1(b); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his, her or its rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock of other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(c) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities;

(d) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.10;

(e) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act;

(f) The term “SEC” means the Securities and Exchange Commission; and

(g) The term “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act, the public offering price of which is not less than $3.50 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Company of $25,000,000 (net of underwriting discounts and commissions).

1.2 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than the initial public offering of the Company’s Common Stock, a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or on Form S-4 and Form S-8), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder made within twenty (20) days after mailing of such notice by the Company in accordance with Section 4.3, the Company shall, subject to the provisions of Section 1.6, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement.

(i) Use its reasonable best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Securities included on the registration statement and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Securities included on the registration statement.

1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities.

1.5 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.2 for each Holder (which right may be assigned as provided in Section 1.10), including, without limitation, all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements, not to exceed $35,000, of special counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

1.6 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.2 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of Securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below ten percent (10%) of the total amount of securities included in such offering, unless such offering is a primary-public offering of the Company’s securities, in which case, the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder’s securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, shall be deemed to be a single “selling shareholder,” and any pro-rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling shareholder,” as defined in this sentence.

1.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based, upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 1.8(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

(d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by a Holder under this Section 1.8(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and the Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.9 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Section 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.10 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least the lesser of (a) twenty percent (20%) of the original Holder’s shares of such securities or (b) all such securities then held by such Holder, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and provided further that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided, however, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

1.11 Market-Standoff Agreement.

(a) Market-Standoff Period; Agreement. In connection with the initial public offering of the Company’s Securities and upon request of the Company or the underwriters managing such offering of the Company’s securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering. In addition, the Holder agrees to be bound by similar restrictions, and to sign a similar agreement, in connection with no more than one additional registration statement filed within twelve months after the closing date of the initial public offering, provided that the duration of the market-standoff period with respect to such additional registration shall not exceed ninety (90) days from the effective date of such additional registration statement.

(b) Limitations. The obligations described in Section 1.11(a) shall apply only if all officers and directors of the Company enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

(c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.11(a)).

(d) Transferees Bound. Each Holder agrees that prior to the Company’s initial public offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.11.

1.12 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earliest of:

(a) five (5) years following the consummation of a Qualified IPO;

(b) with respect to any Holder who is not an affiliate of the Company at such time, such time as Rule 144 (without reference to subsection (k) thereof) or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during any three (3) month period without registration;

(c) the closing of any merger or consolidation of the Company in which the shareholders of the Company immediately prior to such merger or consolidation retain less than fifty percent (50%) of the voting power of the surviving corporation immediately following such merger or consolidation; provided, however, that this Section 1.12(c) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

(d) any sale of all or substantially all of the Company’s assets.

2. Information Rights.

2.1 Delivery of Financial Statements. So long as (i) at least twenty percent (20%) of the shares of Series A Preferred Stock, at least twenty percent (20%) of the shares of Series B Preferred Stock and at least twenty percent (20%) of the shares of Series C Preferred Stock originally issued to the Investors remains outstanding and (ii) the Company is not subject to the periodic reporting requirements of the Exchange Act, the Company shall deliver to each Investor:

(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail and prepared in accordance with generally accepted accounting principles (“GAAP”);

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

(d) as soon as practicable, but in any event no later than thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Company’s Board of Directors determines that it is in the best interest of the Company to do so.

2.2 Inspection. The Company shall permit a single representative of the Investors, at the Investors’ expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investors; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information that it reasonably considers to be a trade secret or similar confidential information. The rights under this Section 2.2 may not be assigned or otherwise conveyed without the prior written consent of the Company and may not be exercised more than twice in any calendar year.

2.3 Termination of Information Rights. The covenants in this Section 2 shall terminate upon the earliest to occur of any one of the following events:

(a) a Qualified IPO;

(b) the Company becoming subject to the periodic reporting requirements of the Exchange Act;

(c) the sale, conveyance or disposal of all or substantially all of the Company’s property or business or the Company’s merger with or into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or if the Company effects any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of and the Company is not the survivor; provided, however, that this Section 2.3(c) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company;

(d) the liquidation, dissolution or indefinite cessation of the business operations of the Company; or

(e) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company.

3. Right of First Offer.

3.1 Notice and Exercise of Right of First Offer. Subject to the terms and conditions specified in this Section 3, the Company hereby grants to (i) each Investor holding at least 500,000 shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock and (ii) each holder of those certain promissory notes issued by the Company as of May 29, 2006 (each Investor and holder referred to in the foregoing clauses (i) and (ii), a “Major Investor”) a right of first offer (the “Right of First Offer”) with respect to future sales by the Company of its New Shares (as hereinafter defined). A Major Investor may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“New Shares”), the Company shall first make an offering of such New Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice by certified mail (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such New Shares, (ii) the number of such New Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Shares.

(b) Within fifteen (15) days after delivery of the Notice, each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such New Shares that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

(c) The Company may, during the forty-five (45) day period following the expiration of the period provided in Section 3.1(b) hereof, offer the remaining unsubscribed portion of the New Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the New Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The Right of First Offer in this Section 3 shall not be applicable to the issuance or sale of (i) New Shares issued or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock; (ii) up to 2,000,000 New

Shares issued or issuable to officers, directors, employees or consultants pursuant to stock option, stock grant, stock purchase or similar plans or arrangements approved by the Company’s Board of Directors, including without limitation upon the exercise of stock options thereunder; (iii) capital stock, or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Company’s Board of Directors; (iv) New Shares issuable pursuant to warrants, notes or other rights to acquire securities of the Company outstanding as of the date hereof; (v) New Shares issued in connection with a stock combination, consolidated or subdivision, as a dividend or other distribution, or a recapitalization; (vi) New Shares issued or issuable in a Qualified IPO or any subsequent public offering; (vii) New Shares issued or issuable in connection with a merger or acquisition transaction involving the Company; (viii) New Shares issued or issuable to strategic commercial partners or counterparties of the Company; (ix) New Shares issued or issuable in offerings to persons other than existing holders of the Company’s securities that are approved unanimously by the Company’s Board of Directors; or (x) New Shares issued or issuable with the affirmative vote of at least a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class.

(e) The non-exercise of the rights of an Investor hereunder to purchase New Shares offered by the Company shall terminate such Investor’s right to participate in subsequent offerings of New Shares by the Company.

3.2 Termination of Right of First Offer. The covenants in this Section 3 shall terminate upon the earliest to occur of any one of the following events:

(a) a Qualified IPO;

(b) the Company becoming subject to the periodic reporting requirements of the Exchange Act;

(c) the sale, conveyance or disposal of all or substantially all of the Company’s property or business or the Company’s merger with or into or consolidation with any other corporation (other than a wholly owned subsidiary corporation) or if the Company effects any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of and the Company is not the survivor; provided, however, that this Section 3.2(c) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company;

(d) the liquidation, dissolution or indefinite cessation of the business operations of the Company; or

(e) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company.

4. Miscellaneous.

4.1 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. Notwithstanding the foregoing, this Agreement may be amended to add Additional Investors (as defined in the Series C Purchase Agreement) purchasing the Company’s Series C Preferred Stock issued and sold pursuant to the Series C Purchase Agreement who have executed a counterpart signature page in the form attached hereto as Exhibit 1 and the Company shall, concurrently therewith, amend Schedule A hereto to reflect the addition of such Additional Investors to this Agreement. Each such Additional Investor so joined as a party hereto shall be deemed an “Investor” hereunder.

4.3 Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below or on Schedule A hereto, or as subsequently modified by written notice.

4.4 Consent to Electronic Delivery of Shareholder Notices. Each of the undersigned Investors who has provided a facsimile number or email address on his, her or its respective signature page hereto consents to the delivery to such Investor by the Company of all future notices and other communications to directors, if applicable, and shareholders by email to the address set forth on such signature page and/or by facsimile transmission to the number set forth on such signature page. Each Investor understands that he, she or it may revoke this consent at any time by giving notice to the Secretary of the Company.

4.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded, and (c) the balance of this Agreement shall be enforceable in accordance with its terms.

4.6 Governing Law and Venue. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the state of Washington, without giving effect to principles of conflicts of laws. Each party hereto expressly consents to the exclusive personal jurisdiction of and venue in the U.S. federal and state courts located in King County, Washington.

4.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.9 Aggregation of Stock. All shares of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

4.10 Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Holder by reason of this Agreement shall have access to any trade secrets or similar confidential information of the Company. Each Holder hereby agrees to hold in confidence and trust and not to misuse or disclose to any third party any confidential information received by such Holder pursuant to this Agreement.

4.11 Amendment of Prior Agreement. This Agreement amends and restates the Prior Agreement in its entirety and the Prior Agreement shall be of no further force or effect.

[Signature Page Follows]

The parties have executed this Agreement as of the date first above written.

COMPANY:

ACUCELA INC.

By:	/s/ Ryo Kubota
Ryo Kubota, M.D., Ph.D. President and Chief Executive Officer

Address:	454 North 34th Street
Seattle, WA 98103
Telephone:	(206) 812-1530
Facsimile:	(206) 545-3885

Signature Page to Amended and Restated Investor’s Rights Agreement

FUJI PHOTO FILM CO., LTD.

By:	/s/ Yuzo Toda
Print Name:	Yuzo Toda
Title:	Corporate Vice President, General Manager, Life Science Products Div.

Address:	26-30 Nishiazabu 2-Chome Minato-ku,Tokyo 106-8620 JAPAN
Tel:
Fax:
Email:

JPE MEDIBIC I L.P.

By:	JPE Capital Management Ltd.,
its General Partner

By:	/s/ Franco Ng
Print Name:	Ng Tsz Shun
Title:	Director

Address:	P.O. Box 3093 GT Ugland House South Church Street George Town, Grand Cayman CAYMAN ISLANDS
Tel:
Fax:
Email:

HIROSHI KONISHI

/s/ Hiroshi Konishi

Address:
Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

MEDIBIC ALLIANCE

By:	/s/ Hikaru Kobayashi
Print Name:	Hikaru Kobayashi
Title:	Chief Executive Officer

Address:	Daido Kasumigaseki Bldg. 8F 1-4-2 Kasumigaseki Chiyoda-ku,Tokyo 100-0013 JAPAN
Tel:
Fax:
Email:

HIKARU SHIMURA

/s/ Hikaru Shimura

Address:

Tel:
Fax:
Email:

SHIN NIHON JITSUGYO CO., LTD.

By:	/s/ Hiroshi Kinoshi
Print Name:	Hiroshi Kinoshi
Title:	President

Address:	6-6-5, Ginza Chuo-ku, Tokyo 104-0061 JAPAN

Attn:	Rika Sugino
Tel:
Fax:
Email:

PRIOR INVESTORS:

AQUA RIMCO BIOTECHNOLOGY NO. 2 INVESTMENT PARTNERSHIP

By:	/s/ Yoshihiko Takamiya
Print Name:	Yoshihiko Takamiya
Title:	President of Aqua RIMCO, Ltd. of its General Partner

Address:	Kawate Building 1-5-8 Nishi Shimbashi Minato-ku,Tokyo 105-0003 JAPAN

Attn:	Yoshihiko Takamiya
Tel:
Fax:
Email:

BEREVNO CORPORATION

By:
Print Name:
Title:

Address:	4-2, Ohtemachi 1-Chome Chiyoda-ku,Tokyo 100-8088 JAPAN
Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

BIOVISION LIFE SCIENCE FUND 1

By:	Softbank Investment Corporation, its General Partner

By:	/s/ [illegible]
Print Name:
Title:

Address:	1-6-1, Roppongi Minato-ku, Tokyo 106-6020 JAPAN Attn: Yoshitaka Kitao

Tel:
Fax:
Email:

DNP HOLDING USA CORPORATION

By:
Print Name:
Title:

Address:	335 Madison Avenue, Third Floor New York, NY 10017
Tel:
Fax:
Email:

IKEGIN CAPITAL CO., LTD.

By:	/s/ Toshiaki Jimbow
Print Name:	Toshiaki Jimbow
Title:	President

Address:	4-1-9, Minami Semba Chuo-ku, Osaka 542-0081 JAPAN Attn: Toshiaki Jimbow

Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

JAPAN ASIA INVESTMENT CO., LTD.

By:
Print Name:
Title:

Address:	2-13-5, Nagata-cho Chiyoda-ku, Tokyo 100-8972 JAPAN Attn: Toyoji Tatsuoka

Tel:
Fax:
Email:

MARUBENI CORPORATION

By:	/s/ Toshihide Kubo
Print Name:	Toshihide Kubo
Title:	General Manager, Business Incubation Dept.

Address:	4-2, Ohtemachi 1-Chome Chiyoda-ku, Tokyo 100-8088 JAPAN

Tel:
Fax:
Email:

MARUBENI VENTURE CAPITAL FUND 1 L.P.

By:	Sigma Capital Corporation, its General Partner

By:
Print Name:
Title:

Address:	1-4-1, Uchikanda, Chiyoda-ku Tokyo, 101-0047 JAPAN

Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

MITSUBISHI UFJ CAPITAL CO., LTD.

By:	/s/ Kazuhiko Tokita
Print Name:	Kazuhiko Tokita
Title:	President

Address:	14-1 2-Chome, Kyobashi Chuo-ku, Tokyo 104-0031 JAPAN

Tel:
Fax:
Email:

MITSUI SUMITOMO INSURANCE C GLOBAL TECHNOLOGY VENTURE CAPITAL INVESTMENT LIMITED PARTNERSHIP

By:
Print Name:
Title:

Address:	Technology Venture Capital Investment Limited Partnership Yaesu Nagoya Bldg. 3F, 2-10, Yaesu 2-Chome Chuo-ku, Tokyo, 104-0028 JAPAN

Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

MIZUHO CAPITAL NO. 1 LIMITED PARTNERSHIP

By:	Mizuho Capital Co., Ltd., its General Partner

By:	/s/ Osamu Kita
Print Name:	Osamu Kita
Title:	President of Mizuho Capital Co., Ltd. Acting as General Partner

Address:	4-3, Nihombashi-kabutocho Chuo-ku, Tokyo 103-0026 JAPAN Attn: Osamu Kita

Tel:
Fax:
Email:

NVCC KANSAI NO. 3 VENTURE CAPITAL INVESTMENT LIMITED PARTNERSHIP

By:	Nippon Venture Capital Co., Ltd., its General Partner

By:
Print Name:
Title:

Address:	7-1-16 Akasaka Minato-ku, Tokyo 107-0052 JAPAN

Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

NVCC NO. 4 VENTURE CAPITAL INVESTMENT LIMITED PARTNERSHIP

By:	Nippon Venture Capital Co., Ltd., its General Partner

By:
Print Name:
Title:

Address:	7-1-16 Akasaka Minato-ku, Tokyo 107-0052 JAPAN

Tel:
Fax:
Email:

OLYMPUS CORPORATION

By:
Print Name:
Title:

Address:	2-3 Kuboyama-cho Hachioji-shi Tokyo 192-8512 JAPAN

Tel:	+81-426-91-7111
Fax:	+81-426-91-7932
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

ORIX FUND NO. 7
By:	ORIX Capital Corporation,
its General Partner

By:
Print Name:
Title:

Address:	2-4-1, Hamamatsu-cho Minato-ku Tokyo 105-6132 JAPAN Attn: Akira Hirose

Tel:
Fax:
Email:

ORIX FUND NO. 8

By:	ORIX Capital Corporation, its Executive Partner

By:
Print Name:
Title:

Address:	2-4-1, Hamamatsu-cho Minato-ku Tokyo 105-6132 JAPAN Attn: Akira Hirose

Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

RESONA CAPITAL CO., LTD.

By:
Print Name:
Title:

Address:	3-1, Kyobashi 1-Chome Chuo-Ku, Tokyo JAPAN Attn: Hirohide Takahashi

Tel:
Fax:
Email:

SHIN NIPPON BIOMEDICAL LABORATORIES, LTD.

By:
Print Name:
Title:

Address:	Toho Twin Tower Building, 6th FL. 1-5-2 Yurakucho Chiyoda-ku Tokyo, 100-0006 JAPAN Attn: Ryoichi Nagata, M.D., Ph.D., FFPM

Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

SHIN-ETSU CHEMICAL CO., LTD.

By:	/s/ Hiroaki Okamoto
Print Name:	Hiroaki Okamoto
Title:	General Manager, R&D Dept.

Address:	6-1 Ohtemachi 2-chome Chiyoda-ku Tokyo, 100-0004 JAPAN

Tel:
Fax:
Email:

SMBC CAPITAL NO 6 VENTURE CAPITAL INVESTMENT LIMITED PARTNERSHIP

By:	NIF SMBC Ventures Co., Ltd., its General Partner

By:	/s/ [illegible]
Print Name:	[illegible]
Title:	[illegible]

Address:	1-2-1 Kyobashi Chuo-ku Tokyo, 104-0031 JAPAN Attn: Michihiro Matsuda

Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

SOFTBANK INTERNET FUND
By:	Soft Trend Capital Corp., its General Partner

By:	/s/ Takashi Nakagawa
Print Name:
Title:

Address:	1-6-1, Roppongi Minato-ku, Tokyo 106-6020 JAPAN Attn: Yoshitaka Kitao

Tel:
Fax:
Email:

TRANS-SCIENCE NO. 1 INVESTMENT LIMITED PARTNERSHIP

By:	/s/ Kiyoshi Inoue
Print Name:	Kiyoshi Inoue
Title:	President & CEO Trans-Science, Inc.

Address:	1-1-1 Uchisaiwai-cho, Chiyoda-Ku Tokyo 100-0011 JAPAN Attn: Kiyoshi Inoue

Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

PRIOR INVESTORS:

TRANS-SCIENCE NO. 2A INVESTMENT LIMITED PARTNERSHIP

By:	/s/ Kiyoshi Inoue
Print Name:	Kiyoshi Inoue
Title:	President & CEO Trans-Science, Inc.

Address:	1-1-1 Uchisaiwai-cho, Chiyoda-Ku Tokyo 100-0011 JAPAN Attn: Kiyoshi Inoue

Tel:
Fax:
Email:

UOB JAIC VENTURE BIO INVESTMENTS LTD.

By:
Print Name:
Title:

Address:	50 Raffles Place #24-03 Singapore Land Tower 5 SINGAPORE 048623 Attn: Toyoji Tatsuoka

Tel:
Fax:
Email:

Signature Page to Amended and Restated Investor’s Rights Agreement

EXHIBIT 1

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of April     , 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of April     , 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of             , 200    .

INVESTOR:

MITSUI SUMITOMO INSURANCE C GLOBAL TECHNOLOGY VENTURE CAPITAL INVESTMENT LIMITED PARTNERSHIP
(Print name of individual or corporate Investor)

By:	/s/ Takeaki Mori
Name: Takeaki Mori
Title: President

Address:	Yaesu Nagoya Bldg. 3F, 2-10,Yaesu 2-Chome
Chuo-ku, Tokyo, 104-0028

Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	454 North 34th Street Seattle, WA 98103

Telephone:	(206) 812-1530
Facsimile:	(206) 545-3885

Signature Page to Amended and Restated Investor’s Rights Agreement

EXHIBIT 1

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of June     , 2006.

FUJI PHOTO FILM CO., LTD.

By:	/s/ Yuzo Toda
Print Name:	Yuzo Toda
Title:	Corporate Vice President, General Manager, Life Science Products Div.

Address:	26-30 Nishiazabu 2-Chome Minato-ku Tokyo, 106-8620 JAPAN

Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	454 North 34th Street Seattle, WA 98103

Telephone:	(206) 812-1530
Facsimile:	(206) 545-3885

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of June 30, 2006.

INVESTOR:

BRAIN STAFF CONSULTANTS INC.

By:	/s/ Toyonori Tanaka
Name: Toyonori Tanaka
Title: Representative Director

Address:	10-15, 1-Chome, Shimanouchi
Chuo-Ku, Osaka-city 542-0082
JAPAN
Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	454 North 34th Street
Seattle, WA 98103

Telephone:	(206) 812-1530
Facsimile:	(206) 545-3885

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of June 30, 2006.

INVESTOR:

JIKEI NO.1 LIMITED PARTNERSHIP FUND

By:	JIK CO., LTD., its General Partner

By:	/s/ Hiroki Hideshima
Name: Hiroki Hideshima
Title: Representative Director

Address:	11-30, 1-Chome, Shimanouchi,
Chuo-Ku, Osaka 542-0082
JAPAN

Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	454 North 34th Street
Seattle, WA 98103

Telephone:	(206) 812-1530
Facsimile:	(206) 545-3885

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of July 14, 2006.

INVESTOR:

TOKYO WELD CO., LTD.

By:	/s/ Yoshiro Kubota
Name: Yoshiro Kubota
Title: President and Representative Director

Address:	28-1, Kitamagome 2-chome
Ohta-ku, Tokyo 143-0021
JAPAN

Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120
Bothell, WA 98021

Telephone:	(425) 524-3260
Facsimile:	(425) 527-3156

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of September 6, 2006.

INVESTOR:

HSBC INSTITUTIONAL TRUST SERVICES (ASIA) LIMITED INSTITUTIONAL FUND SERVICES TRUST ACCOUNT 006-124937-471 YAMATODAMASHII FUND

By:	/s/ Naoko Takemura
Name: Naoko Takemura
Title: President, Moon Light Capital Limited

on behalf of HSBC Institutional Trust Services (Asia) Limited Institutional Fund Services Trust Account 006- 124937-471 Yamatodamashii Fund

Address:	39/F, Dorset House, Taikoo Place
979 King’s Road
HONG KONG
Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120
Bothell, WA 98021

Telephone:	(425) 527-3260
Facsimile:	(425) 527-3156

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of September 14, 2006.

INVESTOR:

KYT INC.

By:	/s/ Osami Takahashi
Name: Osami Takahashi
Title: President

Address:	2-3-3 Kyobashi
Chuo-ku
Tokyo 104-0031
JAPAN
Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120
Bothell, WA 98021

Telephone:	(425) 527-3260
Facsimile:	(425) 527-3156

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of September 14, 2006.

INVESTOR:

JAPAN NEW TECHNOLOGY FUND 2 PARTNERSHIP

By:	JNT Ventures Inc., its General Partner

By:	/s/ Yoshiyuki Hongoh
Name: Yoshiyuki Hongoh
Title: President

Address:	Cosmo Court Kosugi 1-B
3-3-28 Shimokodanaka
Nakahara-ku
Kawasaki City, Kanagawa 211-0041
JAPAN
Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120
Bothell, WA 98021

Telephone:	(425) 527-3260
Facsimile:	(425) 527-3156

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of November 28, 2006.

INVESTOR:

SBI BIO LIFE SCIENCE INVESTMENT LPS.

By:	SOFTBANK INVESTMENT CORPORATION,
its General Partner

By:	/s/ Yoshitaka Kitao
	Name:	Yoshitaka Kitao
	Title:	Representative Director and CEO

Address:	Izumi Garden Tower 19F
1-6-1, Roppongi, Minato-ku
Tokyo 106-6019
JAPAN
Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120
Bothell, WA 98021

Telephone:	(425) 527-3260
Facsimile:	(425) 527-3156

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of November 28, 2006.

INVESTOR:

SBI BB MEDIA INVESTMENT LIMITED PARTNERSHIP

By:	SOFTBANK INVESTMENT CORPORATION,
its General Partner

By:	/s/ Yoshitaka Kitao
	Name:	Yoshitaka Kitao
	Title:	Representative Director and CEO

Address:	Izumi Garden Tower 19F
1-6-1, Roppongi, Minato-ku
Tokyo 106-6019
JAPAN
Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120
Bothell, WA 98021

Telephone:	(425) 527-3260
Facsimile:	(425) 527-3156

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of November 28, 2006.

INVESTOR:

SBI BROADBAND FUND No1 LIMITED PARTNERSHIP

By:	SOFTBANK INVESTMENT CORPORATION,
its General Partner

By:	/s/ Yoshitaka Kitao
Name: Yoshitaka Kitao
Title: Representative Director and CEO

Address:	Izumi Garden Tower 19F
1-6-1, Roppongi, Minato-ku
Tokyo 106-6019
JAPAN
Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120
Bothell, WA 98021

Telephone:	(425) 527-3260
Facsimile:	(425) 527-3156

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of November 28, 2006.

INVESTOR:

SBI BROADBAND CAPITAL K.K.

By:	/s/ Takashi Nakagawa
Name: Takashi Nakagawa
Title: Representative Director

Address:	Izumi Garden Tower 19F
1-6-1, Roppongi, Minato-ku
Tokyo 106-6019
JAPAN
Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120
Bothell, WA 98021

Telephone:	(425) 527-3260
Facsimile:	(425) 527-3156

Signature Page to Amended and Restated Investor’s Rights Agreement

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of March 28, 2007.

INVESTOR:

OTSUKA PHARMACEUTICAL FACTORY, INC.

By:	/s/ Ichiro Otsuka
Name:	Ichiro Otsuka
Title:	President

Address:	115 Kuguhara
Tateiwa, Muya-cho
Naruto, Tokushima 772-8601
JAPAN
Telephone:
Facsimile:

Accepted and Agreed: ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120 Bothell, WA 98021

Telephone:	(425) 527-3260
Facsimile:	(425) 527-3156

Counterpart Signature Page to Amended and Restated Investors’ Rights Agreement

SCHEDULE A

SERIES A INVESTORS

Investor Name and Address	Number of Shares of Series B Preferred Stock
Olympus Corporation 2-3 Kuboyama-cho Hachioji-shi Tokyo 192-8512 JAPAN Tel: Fax: Email:	1,333,333
Shin-Etsu Chemical Co., Ltd. 6-1 Ohtemachi 2-chome Chiyoda-ku Tokyo, 100-0004 JAPAN Tel: Fax: Email:	666,667
Berevno Corporation 4-2, Ohtemachi 1-Chome Chiyoda-ku Tokyo, 100-8088 JAPAN Tel: Fax: Email:	67,667
Trans-Science No. 1 Investment Limited Partnership 1-1-1, Uchisaiwai-cho, Chiyoda-ku Tokyo 100-0011 JAPAN Tel: Fax: Email:	666,667

Total	2,734,334

SCHEDULE A (cont.)

SERIES B INVESTORS

Investor Name and Address	Number of Shares of Series B Preferred Stock
First Closing: August 31, 2004
Trans-Science No. 1 Investment Limited Partnership 1-1-1, Uchisaiwai-cho, Chiyoda-ku Tokyo 100-0011 JAPAN Attn: Kiyoshi Inoue	457,784
Trans-Science No. 2A Investment Limited Partnership 1-1-1, Uchisaiwai-cho, Chiyoda-ku Tokyo 100-0011 JAPAN Attn: Kiyoshi Inoue	208,883
Mizuho Capital No. 1 Limited Partnership 4-3, Nihombashi-kabutocho Chuo-ku, Tokyo 103-0026 JAPAN Attn: Osamu Kita	666,667
SMBC Capital No. 6 Venture Capital Investment Limited Partnership 1-2-1 Kyobashi Chuo-ku Tokyo, 104-0031 JAPAN Attn: Michihiro Matsuda	666,666
DNP Holding USA Corporation 335 Madison Avenue, Third Floor New York, NY 10017	666,667

Subtotal First Closing	2,666,667

SCHEDULE A (cont.)

SERIES B INVESTORS

Investor Name and Address	Number of Shares of Series B Preferred Stock
Second Closing: September 30, 2004
Shin Nippon Biomedical Laboratories, Ltd. Toho Twin Tower Building, 6th FL. 1-5-2 Yurakucho, Chiyoda-ku Tokyo, 100-0006 JAPAN Attn: Ryoichi Nagata, M.D., Ph.D., FFPM	666,666
Japan Asia Investment Co., Ltd. 2-13-5, Nagata-cho, Chiyoda-ku Tokyo, 100-8972 JAPAN Attn: Toyoji Tatsuoka	600,000
Marubeni Venture Capital Fund 1 L.P. 1-4-1, Uchikanda, Chiyoda-ku Tokyo, 101-0047 JAPAN	133,333
UOB JAIC Venture Bio Investments Ltd. 50 Raffles Place #24-03 Singapore Land Tower 5 SINGAPORE 048623 Attn: Toyoji Tatsuoka	600,000
Aqua RIMCO Biotechnology No. 2 Investment Partnership Kawate Building 1-5-8 Nishi Shimbashi Minato-ku, Tokyo 105-0003 JAPAN Attn: Yoshihiko Takamiya	333,333
Marubeni Corporation 4-2, Ohtemachi 1-Chome Chiyoda-ku, Tokyo 100-8088 JAPAN	533,334

Investor Name and Address	Number of Shares of Series B Preferred Stock
ORIX Fund No. 7 2-4-1, Hamamatsu-cho Minato-ku Tokyo 105-6132 JAPAN Attn: Akira Hirose	222,222
ORIX Fund No. 8 2-4-1, Hamamatsu-cho Minato-ku Tokyo 105-6132 JAPAN Attn: Akira Hirose	444,444
Resona Capital Co., Ltd. 3-1, Kyobashi 1-chome Chuo-Ku, Tokyo JAPAN Attn: Hirohide Takahashi	666,667
MITSUI SUMITOMO INSURANCE C Global Technology Venture Capital Investment Limited Partnership Yaesu Nagoya Bldg. 3F, 2-10, Yaesu 2-Chome Chuo-ku, Tokyo, 104-0028 JAPAN	666,666
BIOVISION Life Science Fund 1 1-6-1, Roppongi Minato-ku, Tokyo 106-6020 JAPAN Attn: Yoshitaka Kitao	4,000,000
SOFTBANK INTERNET FUND 1-6-1, Roppongi Minato-ku, Tokyo 106-6020 JAPAN Attn: Yoshitaka Kitao	666,667

Investor Name and Address	Number of Shares of Series B Preferred Stock
Ikegin Capital Co., Ltd. 4-1-9, Minami Semba, Chuo-ku Osaka, 542-0081 JAPAN Attn: Toshiaki Jimbow	133,333
NVCC Kansai NO. 3 Venture Capital Investment Limited Partnership 7-1-16 Akasaka Minato-ku, Tokyo 107-0052 JAPAN	600,000
NVCC NO. 4 Venture Capital Investment Limited Partnership 7-1-16 Akasaka Minato-ku, Tokyo 107-0052 JAPAN	300,000
MITSUBISHI UFJ CAPITAL Co., LTD. 14-1 2-Chome, Kyobashi Chuo-ku, Tokyo 104-0031 JAPAN	666,666

Subtotal Second Closing	11,233,331

SCHEDULE A (cont.)

SERIES B INVESTORS

Investor Name and Address	Number of Shares of Series B Preferred Stock
Third Closing: December 24, 2004
BIOVISION Life Science Fund 1 1-6-1, Roppongi Minato-ku, Tokyo 106-6020 JAPAN Attn: Yoshitaka Kitao	1,333,333
SOFTBANK INTERNET FUND 1-6-1, Roppongi Minato-ku, Tokyo 106-6020 JAPAN Attn: Yoshitaka Kitao	2,666,667
Subtotal Third Closing	4,000,000

Total All Three Closings	17,899,998

SCHEDULE A (cont.)

SERIES C INVESTORS

Investor Name and Address	Number of Shares of Series C Preferred Stock
First Closing: May 31, 2006
JPE Medibic I L.P. JPE Capital Management PO Box 3093 GT Ugland House South Church Street Georgetown, Grand Cayman CAYMAN ISLANDS	200,000
Hiroshi Konishi	181,819
MediBIC Alliance Daido Kasumigaseki Bldg. 8F 1-4-2 Kasumigaseki Chiyoda-ku Tokyo, 100-0013 JAPAN	100,000
Mr. Hikaru Shimura	454,546
Shin Nihon Jitsugyo Co., Ltd. 6-6-5, Ginza, Chuo-ku Tokyo, 104-0061 JAPAN Attn: Rika Sugino	727,273

Subtotal First Closing	1,663,638

SCHEDULE A (cont.)

SERIES C INVESTORS

Investor Name and Address	Number of Shares of Series C Preferred Stock
Second Closing: June 16, 2006
Fuji Photo Film Co., Ltd. 26-30 Nishiazabu 2-Chome Minato-ku, Tokyo, 106-8620 JAPAN Attn: Yuzo Toda	454,546

Subtotal Second Closing	454,546

Total First and Second Closings	2,118,184

SCHEDULE A (cont.)

SERIES C INVESTORS

Investor Name and Address	Number of Shares of Series C Preferred Stock
Third Closing: June 30, 2006
JIKEI NO.1 LIMITED PARTNERSHIP FUND 11-30, 1-Chome, Shimanouchi, Chuo-Ku, Osaka 542-0082 JAPAN Attn: Hiroki Hideshima	550,000
Brain Staff Consultants Inc. 10-15, 1-Chome, Shimanouchi Chuo-Ku, Osaka-city 542-0082 JAPAN Attn: Toyonori Tanaka	800,000

Subtotal Third Closing	1,350,000

Total First Through Third Closings	3,468,184

SCHEDULE A (cont.)

SERIES C INVESTORS

Investor Name and Address	Number of Shares of Series C Preferred Stock
Fourth Closing: July 14, 2006
Tokyo Weld Co., Ltd. 28-1, Kitamagome Ohta-ku, Tokyo 143-0021 JAPAN Attn: Yoshiro Kubota	454,546

Subtotal Fourth Closing	454,546

Total First Through Fourth Closings	3,922,730

SCHEDULE A (cont.)

SERIES C INVESTORS

Investor Name and Address	Number of Shares of Series C Preferred Stock
Fifth Closing: September 6, 2006
HSBC Institutional Trust Services (Asia) Limited Institutional Fund Services Trust Account 006-124937-471 Yamatodamashii Fund 39/F, Dorset House, Taikoo Place 979 King’s Road HONG KONG Attn: Ms. Naoko Takemura President, Moon Light Capital Limited	909,091

Subtotal Fifth Closing	909,091

Total First Through Fifth Closings	4,831,821

SCHEDULE A (cont.)

SERIES C INVESTORS

Investor Name and Address	Number of Shares of Series C Preferred Stock
Sixth Closing: September 14, 2006
KYT Inc. 2-3-3 Kyobashi Chuo-ku Tokyo 104-0031 JAPAN Attn: Osami Takahashi	272,728
Japan New Technology Fund 2 Partnership c/o JNT Ventures Inc. Cosmo Court Kosugi 1-B 3-3-28 Shimokodanaka Nakahara-ku Kawasaki City, Kanagawa 211-0041 JAPAN Attn: Yoshiyuki Hongoh	818,182

Subtotal Sixth Closing	1,090,910

Total First Through Sixth Closings	5,922,731

SCHEDULE A (cont.)

SERIES C INVESTORS

Investor Name and Address	Number of Shares of Series C Preferred Stock
Seventh Closing: November 28, 2006
SBI BROADBAND FUND No1 LIMITED PARTNERSHIP c/o Softbank Investment Corporation Izumi Garden Tower 19F 1-6-1, Roppongi, Minato-ku Tokyo 106-6019 JAPAN Attn: Akihiro Yamamoto	224,855
SBI BROADBAND CAPITAL K.K. c/o Softbank Investment Corporation Izumi Garden Tower 19F 1-6-1, Roppongi, Minato-ku Tokyo 106-6019 JAPAN Attn: Akihiro Yamamoto	137,814
SBI BB MEDIA INVESTMENT LIMITED PARTNERSHIP c/o Softbank Investment Corporation Izumi Garden Tower 19F 1-6-1, Roppongi, Minato-ku Tokyo 106-6019 JAPAN Attn: Akihiro Yamamoto	362,669
SBI BIO LIFE SCIENCE INVESTMENT LPS. c/o Softbank Investment Corporation Izumi Garden Tower 19F 1-6-1, Roppongi, Minato-ku Tokyo 106-6019 JAPAN Attn: Akihiro Yamamoto	613,748

Subtotal Seventh Closing	1,339,086

Total First Through Seventh Closings	7,261,817

SCHEDULE A (cont.)

SERIES C INVESTORS

Investor Name and Address	Number of Shares of Series C Preferred Stock
Eighth Closing: March 28, 2007
Otsuka Pharmaceutical Factory, Inc. 115 Kuguhara Tateiwa, Muya-cho Naruto, Tokushima 772-8601 JAPAN Attn: Mr. Ichiro Otsuka President	4,545,455

Subtotal Eighth Closing	4,545,455

Total First Through Eighth Closings	11,807,272

EXHIBIT 1

COUNTERPART SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Pursuant to Section 1.2(c) of the Series C Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Acucela Inc. (the “Company”) and the Investors (as defined therein), the undersigned hereby agrees to be a party to, and be bound by the terms and subject to the conditions of, the Amended and Restated Investors’ Rights Agreement, dated as of May 31, 2006 (the “Investors’ Rights Agreement”), by and among the Company and the Investors, as an “Investor” thereunder.

The undersigned has executed this Counterpart to the Investors’ Rights Agreement as of             , 200    .

INVESTOR:

(Print name of individual or corporate Investor)

By:
Name:
Title:

Address:

Telephone:
Facsimile:

Accepted and Agreed:

ACUCELA INC.

By:	/s/ Ryo Kubota
Name:	Ryo Kubota, M.D., Ph.D.
Title:	President and Chief Executive Officer

Address:	21720 23rd Drive SE, Suite 120
Bothell, WA 98021

Telephone:	(425) 527-3260
Facsimile:	(425) 527-3156

Counterpart Signature Page to Amended and Restated Investors’ Rights Agreement